SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 16, 2003




                             FIDELITY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                       0-22288                   25-1705405
----------------------------           -------------             ---------------
(State or other jurisdiction           (SEC File No.)            (IRS Employer
 of incorporation)                                                Identification
                                                                  Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                             15237
--------------------------------------------                          ----------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (412) 367-3300
                                                    --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)




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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated April 16, 2003
                  99.2     Press Release dated April 16, 2003

Item 9.  Regulation FD Disclosure
         ------------------------

     Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 16, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003 and a press release to report a cash and 10% stock dividend. Copies of both press releases are furnished with this Form 8-K as exhibits.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIDELITY BANCORP, INC.



Date: April 16, 2003                   By: /s/ Richard G. Spencer
                                           -------------------------------------
                                           Richard G. Spencer
                                           President and Chief Executive Officer





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